UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2025

KKR FS Income Trust

(Exact name of registrant as specified in its charter)

Delaware	814-01620	88-0591692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On October 16, 2025, K-FIT Finance AB-1 LLC (“K-FIT AB-1”), a wholly-owned, special purpose financing subsidiary of KKR FS Income Trust (the “Company”) entered into the Second Amendment (the “Second Amendment”) to the Loan and Security Agreement, dated October 10, 2023 (the “Loan Agreement”), by and among K-FIT AB-1, as borrower, Ally Bank (“Ally Bank”), as administrative agent and arranger, each of the lenders from time to time party thereto, and Computershare Trust Company, N.A., as collateral administrator and collateral custodian. The Second Amendment provides for, among other things, (i) an increase in the maximum committed facility amount from $250 million to $500 million, (ii) a reduction of the applicable margin over one-month daily SOFR for advances from 2.25% per annum to 1.85% per annum, (iii) an extension of the revolving period from October 10, 2026 to October 16, 2028 and (iv) an extension of the stated maturity date from October 10, 2028 to October 16, 2030.

The foregoing description is only a summary of the material provisions of the Second Amendment and is qualified in its entirety by reference to a copy of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1*	Second Amendment to Loan and Security Agreement, dated as of October 16, 2025, by K-FIT AB-1, Ally Bank, as administrative agent and lender, and Computershare Trust Company, N.A., as collateral administrator, collateral custodian and securities intermediary.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits and/or schedules have been omitted in accordance with Item 601 of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR FS INCOME TRUST

Date: October 21, 2025	By:	/s/ Stephen S. Sypherd
	Name:	Stephen S. Sypherd
	Title:	General Counsel and Secretary